Other non-current assets (Details) - MXN ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Other non-current assets.
Advances for purchase of property, plant and equipment	$ 495,015	$ 326,676	$ 331,691
Investments in life insurance (note 3 (l))	65,545	66,177	64,629
Security deposits	21,545	20,745	16,796
Other long-term receivable	173,488	171,222	162,337
Intangible assets in process	2,841	26,898	11,506
Other	51,614	54,024	56,047
Total non-current assets	$ 810,048	$ 665,742	$ 643,006